EXHIBIT 31.2.6
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Steven K. Young, certify that:

1)	I have reviewed this quarterly report on Form 10-Q/A of Duke Energy Ohio, Inc.;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 2, 2020

/s/ STEVEN K. YOUNG
Steven K. Young Executive Vice President and Chief Financial Officer